UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2013-LC13 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

New York	333-184376-07	Lower Tier REMIC 46-3607120 Upper Tier REMIC 46-3836082 Grantor Trust 46-7055933
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization of the issuing entity)	File Number of issuing entity)	Identification No.)

1761 East St. Andrew Place
Santa Ana CA
(Address of principal executive offices of the issuing entity)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of the COMM 2013-LC13 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2013-LC13 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 57 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 97 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “15 MetroTech Center” on Exhibit B to the Pooling and Servicing Agreement (the “15 MetroTech Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination  (the “15 MetroTech Center  Loan Combination”) that includes the 15 MetroTech Center Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “15 MetroTech Center Pari Passu Companion Loan”).  The transaction documents provide that the 15 MetroTech Center Loan Combination, including the 15 MetroTech Center Mortgage Loan, is to be serviced and administered (i) until the securitization of the 15 MetroTech Center Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) upon the securitization of the 15 MetroTech Center Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.  The closing date of the securitization of the 15 MetroTech Center Pari Passu Companion Loan occurred on October 23, 2013. In connection with that securitization, the Pooling and Servicing Agreement, dated as of October 1, 2013 (the “MSBAM 2013-C12 Pooling and Servicing Agreement”) relating to the issuance of the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 Commercial Mortgage Pass-Through Certificates was entered into among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. Attached hereto as Exhibit 4.1 is the MSBAM 2013-C12 Pooling and Servicing Agreement.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on September 27, 2013 (the “Prospectus Supplement”),  the terms and conditions of the MSBAM 2013-C12 Pooling and Servicing Agreement applicable to the servicing of the 15 MetroTech Center Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than, after the closing of the securitization of the 15 MetroTech Center Pari Passu Companion Loan, the 15 MetroTech Center Mortgage Loan).

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of October 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 Commercial Mortgage Pass-Through Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 5, 2014
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1

Pooling and Servicing Agreement, dated as of October 1, 2013, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 Commercial Mortgage Pass-Through Certificates.
(E)

Exhibit 4.1